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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                   FORM 8-K/A
                                (AMENDMENT NO. 1)


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 22, 2000
               (DATE OF REPORT) (DATE OF EARLIEST EVENT REPORTED)

                              EXCO RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                      TEXAS
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       0-9204                                            74-1492779
(COMMISSION FILE NO.)                         (IRS EMPLOYER IDENTIFICATION NO.)


                               5735 PINELAND DRIVE
                                    SUITE 235
                               DALLAS, TEXAS 75231
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 368-2084

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        The undersigned Registrant hereby amends and restates "Item 7. Financial
Statements and Exhibits" of its Current Report on Form 8-K filed on October 2, 2000, dated September 22, 2000 to include the following:

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Financial Statements.

                Audited Statements of Revenues and Direct Operating Expenses of the Central Properties for the years ended December 31, 1997, 1998 and 1999, and an unaudited Statement of Revenues and Direct Operating Expenses for the nine months ended September 30, 2000, together with report of independent public accountants, Arthur Andersen LLP were filed November 14, 2000 with the Registrant's Form 10-Q for the quarter ended September 30, 2000 and are incorporated by reference herein.

        (b)     Pro Forma Financial Information.

                Unaudited Pro Forma Combined Condensed Financial Statements of EXCO Resources, Inc. for the year ended December 31, 1999 and the nine months ended September 30, 2000 were filed November 14, 2000 with the Registrant's Form 10-Q for the quarter ended September 30, 2000 and are incorporated by reference herein.

        (c)     Exhibits.

                Number   Document

                         None.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  EXCO RESOURCES, INC.


                                  By: /s/ J. DOUGLAS RAMSEY
                                     -------------------------------------------
                                      J. Douglas Ramsey
                                      Vice President and Chief Financial Officer

Dated: November 14, 2000


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